_________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
August 3, 2016

          Annaly Capital Management, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13447	22-3479661
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 696-0100

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 3, 2016, the registrant issued a press release announcing its financial results for the quarter ended June 30, 2016.  A copy of the press release is furnished as Exhibit 99.1 to this report. In addition, the registrant posted both an investor presentation and a financial summary on the Investors section of its website (www.annaly.com).  A copy of the investor presentation and the financial summary are furnished as Exhibit 99.2 and Exhibit 99.3, respectively, to this report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

        (d)     Exhibits

        99.1                Press Release, dated August 3, 2016, issued by Annaly Capital Management, Inc.

        99.2                Second Quarter 2016 Investor Presentation

        99.3                Second Quarter 2016 Financial Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

	By:	/s/ Glenn A. Votek_____________________
Name: Glenn A. Votek
Title: Chief Financial Officer

Dated: August 3, 2016